UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 1, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

         1-5721                                      13-2615557
 (Commission File Number)                  (IRS Employer Identification No.)

  315 PARK AVENUE SOUTH, NEW YORK, NEW YORK             10010
  (Address of Principal Executive Offices)            (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02.     Termination of a Material Definitive Agreement.

           As disclosed in the Company's Current Report on Form 8-K filed on October 31, 2005, Square 711 Developer, LLC ("Square 711"), a subsidiary of Leucadia National Corporation (the "Company"), entered into an agreement with Penzance Properties, LLC ("Penzance") to sell to Penzance its interest in 8 acres of unimproved land in Washington, D.C. for aggregate cash consideration of $129,600,000. The agreement was subject to the completion by Penzance of due diligence by November 1, 2005. On November 1, 2005, Penzance notified the Company that it was terminating the agreement in accordance with its terms.











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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2005

                                            LEUCADIA NATIONAL CORPORATION


                                            /s/ Barbara L. Lowenthal
                                            ------------------------------------
                                            Name:  Barbara L. Lowenthal
                                            Title: Vice President











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